Exhibit 99.1

NEWS RELEASE

For Immediate Release September 4, 2024	Investors: Bill Marshall VP, Investor Relations (804) 287-8108 Bill.Marshall@pfgc.com	Media: Scott Golden Director, Communications & Engagement (804) 484-7873 Scott.Golden@pfgc.com

Performance Food Group Company Announces Intention

to offer $1.0 billion of Senior Notes

RICHMOND, Va. - Performance Food Group Company (“PFG”) (NYSE: PFGC) announced today that its indirect wholly-owned subsidiary, Performance Food Group, Inc. (the “Issuer”), intends, subject to market and other conditions, to offer $1.0 billion aggregate principal amount of Senior Notes due 2032 (the “notes”). PFG intends to use the net proceeds from the offering, together with borrowings under its revolving credit facility, to finance the cash consideration payable in connection with PFG’s previously announced proposed acquisition of Cheney Bros, Inc. (the “Cheney Brothers Acquisition”) and to pay related fees and expenses. Pending such uses, the net proceeds may be temporarily used for general corporate purposes, including repayment of borrowings under its revolving credit facility.

The notes will be guaranteed by PFGC, Inc., the Issuer’s direct parent company (“Parent”), and each of Parent’s existing and future material wholly-owned domestic restricted subsidiaries, subject to certain exceptions. The closing of the offering is not conditioned on the closing of the Cheney Brothers Acquisition.

The notes to be offered have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and, unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. The notes will be offered, by the initial purchasers, only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act and non-U.S. persons in transactions outside the United States in reliance on Regulation S under the Securities Act.

This press release is being issued pursuant to Rule 135(c) under the Securities Act, and it is neither an offer to sell nor a solicitation of an offer to buy any securities and shall not constitute an offer to sell or a solicitation of an offer to buy, or a sale of any securities in any jurisdiction in which such offer, solicitation or sale is unlawful.

About Performance Food Group Company

Performance Food Group is an industry leader and one of the largest food and foodservice distribution companies in North America with more than 150 locations. Founded and headquartered in Richmond, Virginia, PFG and our family of companies market and deliver quality food and related products to over 300,000 locations including independent and chain restaurants; businesses, schools and healthcare facilities; vending and office coffee service distributors; and big box retailers, theaters and convenience stores. PFG’s success as a Fortune 100 company is achieved through approximately 37,000 dedicated associates committed to building strong relationships with the valued customers, suppliers and communities we serve.

Forward-Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include, but are not limited to, statements related to the proposed offering of the notes, intended use of proceeds from the offering and the Cheney Brothers Acquisition. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words.

Such forward-looking statements are subject to various risks and uncertainties. The following factors, in addition to those discussed under the section entitled Item 1A. Risk Factors in PFG’s Annual Report on Form 10-K for the fiscal year ended June 29, 2024 filed with the Securities and Exchange Commission (the “SEC”) on August 14, 2024, as such factors may be updated from time to time in PFG’s periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov, could cause actual future results to differ materially from those expressed in any forward-looking statements: economic factors, including inflation or other adverse changes such as a downturn in economic conditions or a public health crisis, negatively affecting consumer confidence and discretionary spending; PFG’s reliance on third-party suppliers; labor relations and cost risks and availability of qualified labor; costs and risks associated with a potential cybersecurity incident or other technology disruption; PFG’s reliance on technology and risks associated with disruption or delay in implementation of new technology; competition in PFG’s industry is intense, and PFG may not be able to compete successfully; PFG operates in a low margin industry, which could increase the volatility of its results of operations; PFG may not realize anticipated benefits from its operating cost reduction and productivity improvement efforts; PFG’s profitability is directly affected by cost inflation and deflation, commodity volatility and other factors; PFG does not have long-term contracts with certain customers; group purchasing organizations may become more active in PFG’s industry and increase their efforts to add PFG’s customers as members of these organizations; changes in eating habits of consumers; extreme weather conditions, including hurricane, earthquake and natural disaster damage; volatility of fuel and other transportation costs; PFG’s inability to adjust cost structure where one or more of its competitors successfully implement lower costs; PFG’s inability to increase its sales in the highest margin portion of its business; changes in pricing practices of PFG’s suppliers; PFG’s growth strategy may not achieve the anticipated results; risks relating to acquisitions, including the risks that PFG is not able to realize benefits of acquisitions or successfully integrate the businesses it acquires; environmental, health, and safety costs, including compliance with current and future environmental laws and regulations relating to carbon emissions and climate change and related legal or market measures; PFG’s inability to comply with requirements imposed by applicable law or government regulations, including increased regulation of e-vapor products and other alternative nicotine products; a portion of PFG’s sales volume is dependent upon the distribution of cigarettes and other tobacco products, sales of which are generally declining; the potential impact of product recalls and product liability claims relating to the products PFG distributes and other litigation; adverse judgments or settlements or unexpected outcomes in legal proceedings; negative media exposure and other events that damage PFG’s reputation; impact of uncollectibility of accounts receivable; increase in excise taxes or reduction in credit terms by taxing jurisdictions; the cost and adequacy of insurance coverage and increases in the number or severity of insurance and claims expenses; risks relating to PFG’s outstanding indebtedness, including the impact of interest rate increases on its variable rate debt; PFG’s ability to raise additional capital on commercially reasonable terms or at all; and the following risks related to the Cheney Brothers Acquisition: (i) the risk that U.S. federal antitrust clearance or other approvals required for the Cheney Brothers Acquisition may be delayed or not obtained or are obtained subject to conditions (including divestitures) that are not anticipated that could require the exertion of PFG management’s time and its resources or otherwise have an adverse effect on PFG; (ii) the risk that PFG could owe a $115.2 million termination fee to Cheney Bros, Inc. under certain circumstances relating to a failure to obtain U.S. federal antitrust clearance or any other required antitrust or competition approvals; (iii) the possibility that certain conditions to the consummation of the Cheney Brothers Acquisition will not be satisfied or completed on a timely basis and accordingly the Cheney Brothers Acquisition may not be consummated on a timely basis or at all; (iv) uncertainty as to the expected financial performance of the combined company following completion of the Cheney Brothers Acquisition; (v) the possibility that the expected synergies and value creation from the Cheney Brothers Acquisition will not be realized or will not be realized within the expected time period; (vi) the exertion of PFG management’s time and its resources, and other expenses incurred and business changes required, in connection with complying with the undertakings in connection with U.S. federal antitrust clearance or other third party consents or approvals for the Cheney Brothers Acquisition; (vii) the risk that unexpected costs will be incurred in connection with the completion and/or integration of the Cheney Brothers Acquisition or that the integration of Cheney Bros, Inc.’s foodservice business will be more difficult or time consuming than expected; (viii) the availability of debt financing for the Cheney Brothers Acquisition; (ix) a downgrade of the credit rating of PFG’s indebtedness, which could give rise to an obligation to redeem existing indebtedness; (x) unexpected costs, charges or expenses resulting from the Cheney Brothers Acquisition; (xi) the inability to retain key personnel; (xii) disruption from the announcement, pendency and/or completion of the Cheney Brothers Acquisition, including potential adverse reactions or changes to business relationships with customers, employees, suppliers, other business partners or regulators, making it more difficult to maintain business and operational relationships; and (xiii) the risk that, following the Cheney Brothers Acquisition, the combined company may not be able to effectively manage its expanded operations.

Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in our filings with the SEC. Any forward-looking statement, including any contained herein, speaks only as of the time of this release or as of the date they were made and PFG does not undertake to update or revise them as more information becomes available or to disclose any facts, events, or circumstances after the date of this release or our statement, as applicable, that may affect the accuracy of any forward-looking statement, except as required by law.

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